Exhibit 99.1
Aspen Insurance Holdings Limited INVESTOR PRESENTATION SECOND QUARTER 2013
SAFE HARBOR DISCLOSURE This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures" as such term is defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.co. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:This presentation contains written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "likely," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms, new capital, binding authorities to brokers or other factors and the related demand and supply dynamics as contracts come up for renewal; cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our financial results; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our risk management loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of one or more large losses from events other than natural catastrophes or by an unexpected accumulation of attritional losses; the impact of acts of terrorism and acts of war and related legislation; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; the continuing and uncertain impact of the current depressed lower growth economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; a decline in our operating subsidiaries' ratings with Standard & Poor's Rating Services ("S&P"), A.M. Best Company, Inc. ("A.M. Best") or Moody's Investors Service ("Moody's"); the failure of our reinsurers, policyholders, brokers or other intermediaries to honor their payment obligations; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; our reliance on the assessment and pricing of individual risks by third parties; our dependence on a few brokers for a large portion of our revenues; the persistence of heightened financial risks, including excess sovereign debt, the banking system and the Eurozone debt crisis; our ability to successfully implement steps to further optimize the business portfolio, ensure capital efficiency and enhance investment returns; changes in our ability to exercise capital management initiatives (including our share repurchase program) or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of one or more of our senior underwriters or key personnel; our reliance on information technology and third party service providers for our operations and systems; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2013. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The guidance in this presentation relating to 10% Operating ROE in 2014 is made as at July 24, 2013. Such guidance assumes a pre-tax catastrophe load of $190 million per annum and normal loss experience given the current interest rate environment. While recent decreases in pricing in certain business lines, if sustained, are expected to have an adverse effect on operating return on equity, Aspen continues to identify actions in each of its three operating return on equity levers - optimization of the business portfolio, capital efficiency and enhancing investment returns - to help mitigate the impact of pricing declines on operating return on equity. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts. AHL: NYSE 2
CONTENTS Framework for Creating Shareholder Value Who We Are & What We Do Financial Highlights: Second Quarter 2013 and 1H 2013 Strong Historical Performance Creating Shareholder Value The Aspen Approach Building a Specialty Niche Business in the U.S. Proactive Management of Capital Delivering Strong Investment Returns with High Quality Portfolio Appendix AHL: NYSE 3
ASPEN GROUP FRAMEWORK FOR CREATING SHAREHOLDER VALUE Deep underwriting expertise and understanding of client needs and risks Executing plan to achieve 10% Operating ROE in 2014 (1) through: Optimization of business portfolio: Improving risk-adjusted returns and reducing volatility through significant, controlled reduction of wind and quake exposure in U.S. property insurance Capital efficiency Over $200 million of excess capital at June 30, 2013 $500 million share repurchase authorization, with expected repurchases of at least $300 million in 2013 Longer term, we expect to use most of comprehensive earnings to repurchase shares after dividends and amount needed for organic growth Enhancing investment return within acceptable risk parameters AHL: NYSE 4 (1) As at July 24, 2013. See "Safe Harbor Disclosure" slide 2
WHO WE ARE ASPEN GROUP Bermuda-domiciled Specialty Insurer and Reinsurer $2.6 billion gross written premiums in 2012 Industry-leading underwriting expertise AHL: NYSE 5 Figures for twelve months ended June 30, 2013 other than for GWP by broker which is for year end December 31, 2012 . GWP BY SEGMENT GWP BY BRANCH GWP BY BROKER (CHART) (CHART)
WHAT WE DO: REINSURANCE ESTABLISHED LEADER, POSITIONED FOR CONTINUED PROFITABLE GROWTH STRATEGY: Leverage deep expertise and understanding of client needs and risks Local market strategy with hubs in: Zurich (Continental Europe), Singapore (Asia), Miami (Latin America) Continue to diversify by product and geography PRIORITIES: Ensure rate adequacy by product and territory Cross-sell between Property, Casualty and Specialty Lines Develop asset management business in newly-established division, Aspen Capital Markets, to leverage Aspen Re's existing underwriting and technical expertise into managing reinsurance risks on behalf of third-party investors AHL: NYSE 6 GWP BY BUSINESS LINE (1) PROPERTY CATASTROPHE REINSURANCE OTHER PROPERTY REINSURANCE CASUALTY REINSURANCE SPECIALTY REINSURANCE Treaty Catastrophe Treaty Risk Excess Treaty Pro Rata Global Property Facultative U.S. Casualty Treaty International Casualty Treaty Global Casualty Facultative Credit & Surety Agriculture Other Specialty including Aviation, Energy and Marine (1) Gross Written Premium for the last twelve months through June 30, 2013
What we do: INSURANCE INNOVATIVE SPECIALIST, BESPOKE UNDERWRITING APPROACH STRATEGY: Focus on complex, specialized risks and maintain portfolio diversification PRIORITIES: International: Further develop UK regional platform and continue to build presence in Switzerland; capitalize on strong demand for Marine, Energy and Political Risk U.S.: Drive towards profitability by building scale in attractive lines; announced the formation of a specialty Marine, Energy and Construction unit in the U.S. to underwrite onshore energy and construction sector classes of business; complements our global Marine and Energy product offering and enables us to offer a full array of upstream and downstream insurance products across the global energy market AHL: NYSE 7 MARINE, ENERGY AND TRANSPORTATION FINANCIAL AND PROFESSIONAL LINES PROPERTY INSURANCE CASUALTY INSURANCE PROGRAMS Marine, Energy and Construction (Property and Liability) Energy Physical Damage Marine Hull Specie Inland Marine and Ocean Risks Aviation Financial Institutions U.K. Professional Liability U.K. Management Liability U.S. Professional Liability U.S. Management Liability Credit, Political & Terrorism Kidnap & Ransom Technology Liability Surety U.S. Property U.K. Property U.K. Regional Property Global Casualty U.K. Liability U.K. Regional Liability Environmental Liability U.S. Primary Casualty U.S. Excess Casualty U.S. Property and Casualty Habitation Commercial Property Self Storage Retail Light manufacturing (1) Gross Written Premium for the last twelve months through June 30, 2013 GWP BY BUSINESS LINE (1) (CHART)
FINANCIAL HIGHLIGHTS: SECOND quarter 2013 8 8 ($ in millions, except per share data and percentages) AHL: NYSE (1) See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity, and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co.
FINANCIAL HIGHLIGHTS: 1H 2013 9 9 ($ in millions, except per share data and percentages) AHL: NYSE (1) See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity, and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co.
GROWTH IN DILUTED BOOK VALUE PER ORDINARY SHARE(1) AND CUMULATIVE DIVIDENDS FROM DECEMBER 31, 2003 - DECEMBER 31, 2012 strong historical performance SOLID VALUE CREATION since ipo AHL: NYSE 10 10 10 Year CAGR: 10.8% (1) See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity, and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co.
strong historical performance: underwriting EXPERTISE REFLECTED IN superior ACCIDENT YEAR LOSS RATIOS AHL: NYSE 11 ACCIDENT YEAR LOSS RATIO (CHART) (1) Peers include AWH, ACGL, AXS, ENH, MRH, PRE, RE, RNR, PTP, VR and XL Source: company public filings 5-Year Average Aspen : 69.5% Peers (1): 72.5%
strong historical performance: modest catastrophe exposure limits volatility AHL: NYSE 12 CATASTROPHE LOSSES/SHAREHOLDERS EQUITY AVERAGE 2008-2012 (CHART) CATASTROPHE LOSSES/NET PREMIUMS EARNED AVERAGE 2008-2012 (CHART) Source: Credit Suisse report March 11, 2013
CREATING SHAREHOLDER VALUE THE ASPEN APPROACH Optimization of business portfolio Focus on profitable growth markets and lines delivering attractive risk-adjusted returns Ongoing process of evaluating business line return, risk and volatility Reducing volatility through significant, controlled reduction of wind and quake exposure in U.S. property insurance Capital efficiency First priority: underwrite profitable business Return excess capital to shareholders Current repurchase authorization: $500 million Enhancing investment return Constantly evaluating ways to increase return on assets within our risk tolerance Invested a further $200 million in equities in 1H 2013 Tactically adding to positions in BB Bank Loans and High Yield; $65 million at 2Q 2013 AHL: NYSE 13 Three Levers to Higher ROE Enhanced focus on ROE Expect to achieve 10% ROE in 2014 (1) (1) As at July 24, 2013. See "Safe Harbor Disclosure" slide 2
CREATING SHAREHOLDER VALUE OPTIMIZATION OF BUSINESS PORTFOLIO Regular review of returns, risk and volatility for each of our product lines In last 3 years, we have stopped or scaled back underwriting of several lines: Structured reinsurance UK motor reinsurance New or contracted liability insurance Primary pharmaceuticals products liability Returns and risk profiles of overwhelming majority of product lines have been validated by latest review process Review resulted in decision to initiate a significant, controlled reduction of wind and quake exposure in U.S. property insurance Expected to free up approximately $140 million of capital within 2 years and ultimately $200 million AHL: NYSE 14
LTM U.S. INSURANCE TEAMS GWP: $526 MILLION (1) CREATING SHAREHOLDER VALUE BUILDING A SPECIALTY NICHE BUSINESS in the u.s. AHL: NYSE 15 U.S. INSURANCE STRATEGY: Property: reduce volatility and rebalance U.S. insurance portfolio by reducing wind and earthquake exposure Programs: targets premier program business on a direct basis or through a reinsurance intermediary; classes of business written include habitation, commercial property, self storage, retail and light manufacturing; will continue to build out and diversify product offering Financial and Professional lines: continue development of this established line Casualty Lines: focus on organic growth in improving rate environment Marine, Energy and Transportation: provides creative risk management solutions for the marine, energy, and transportation industries Focusing on scale and increased profitability (1) Gross Written Premium for the last twelve months through June 30, 2013 (CHART)
CREATING SHAREHOLDER VALUE PROACTIVE MANAGEMENT OF CAPITAL Maintain strong balance sheet with capital at levels that satisfy all regulatory and rating agency requirements as well as internal metrics Ratings of A/Stable (S&P), A2/Stable (Moody's) and A/Stable (A.M. Best) Competitive dividend yield; quarterly dividend increased 6% in 1Q 2013 Return capital to shareholders through share repurchases In 1Q 2013, announced new $500 million share repurchase authorization, including $150 million Accelerated Share Repurchase Expect to repurchase at least $300 million in 2013 (over 10% of current market capitalization), assuming normal loss experience, using: Excess capital of more than $200 million as of June 30, 2013 Capital released from reduction of wind and quake exposure in U.S. property insurance YTD 2013 repurchases: over $240 million through July 22, 2013 Longer term, we expect to use most of comprehensive earnings to repurchase shares after dividends and amount needed for organic growth AHL: NYSE 16 CAPITAL MANAGEMENT STRATEGY
CREATING SHAREHOLDER VALUE: DELIVERING STRONG INVESTMENT RETURNS WITH HIGH QUALITY PORTFOLIO AHL: NYSE 17 PORTFOLIO ALLOCATIONS AT 06/30/13 5 YEAR TOTAL RETURN 1 (1) 5 year cumulative performance as at June 30th, 2013. Peers include ACGL, AWH, AXS, ENH, MRH, PRE, PTP, RE, RNR, VR, and XL Source: company filings (CHART) (CHART) $7.9 BILLION AS AT 06/30/13 Invested an additional $200 million in equities in January 2013 Opportunistically investing in BBB EMD Corporate/Sovereign strategy Tactically building the BB bank loan and BB high yield portfolios as opportunities arise
THE ASPEN APPROACH: CONCLUSION FOCUSED ON SHAREHOLDER VALUE Deep underwriting expertise and understanding of client needs and risks Executing plan to drive higher ROE and BVPS growth Optimizing business portfolio to free up capital and improve risk-adjusted returns Improving capital efficiency Enhancing investment return within acceptable risk parameters Pursuing selective, profitable growth in exposures we know and understand, subject to market conditions Diversified platform allows us to take advantage of areas where rates are improving Significant portion of growth expected to be in diversifying lines Longer term, we expect to use most of comprehensive earnings to repurchase shares after dividends and amount needed for organic growth AHL: NYSE 18 Goal: 10% ROE in 2014 (1) (1) As at July 24, 2013. See "Safe Harbor Disclosure" slide 2
APPENDIX
ASPEN'S NATURAL CATASTROPHE EXPOSURES: MAJOR PERIL ZONES 100 YEAR RETURN PERIOD AS % OF TOTAL SHAREHOLDERS' EQUITY 250 YEAR RETURN PERIOD AS % OF TOTAL SHAREHOLDERS' EQUITY 1 in 100 year tolerance: 17.5% of total shareholders' equity 1 in 250 year tolerance: 25.0% of total shareholders' equity AHL: NYSE 20 Based on shareholders' equity of $3,234.9 million at June 30, 2013. The estimates reflect Aspen's own view of the modeled maximum losses at the return periods shown which include input from various third party vendor models and our own proprietary adjustments to these models. Catastrophe loss experience may materially differ from the modeled PML's due to limitations in one or more of the models or uncertainties in the application of policy terms and limits. (CHART) (CHART)
INVESTMENT PORTFOLIO BY ASSET TYPE AHL: NYSE 21 TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE ($ MILLIONS): $7,959.6(1) CASH, SHORT-TERM SECURITIES AND EQUITY SECURITIES CASH, SHORT-TERM SECURITIES AND EQUITY SECURITIES GOVERNMENT / AGENCY GOVERNMENT / AGENCY STRUCTURED SECURITIES STRUCTURED SECURITIES CREDIT SECURITIES CREDIT SECURITIES Short-term securities 242.3 U.S. government 1,157.5 Asset-backed 92.5 Corporate bonds 1,926.6 Equities 413.1 U.S. Agency 308.9 Agency rated mortgage-backed (GNMA, FINMA, FHLB) 1,059.7 Foreign corporates 466.3 Cash and cash equivalents 1,212.7 Foreign governments 783.2 Non-agency Commercial Mortgage-backed 65.9 Bonds backed by foreign government 87.0 Other Investments 45.0 Municipal bonds 33.7 Bank loans 65.2 2Q 2013 1,913.1 2Q 2013 2,249.6 2Q 2013 1,218.1 2Q 2013 2,578.8 2Q 2013 2,024.9 1Q 2013 2,189.1 1Q 2013 1,235.7 1Q 2013 2,537.1 (1) As at June 30, 2013, including cash and cash equivalents
Aspen Insurance Holdings Limited INVESTOR PRESENTATION Second QUARTER 2013